UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

           Date of Report (Date of earliest event reported): July 25, 2003

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                            PLAYBOY ENTERPRISES, INC.

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             (Exact name of registrant as specified in its charter)

           Delaware                   001-14790                   36-4249478
(State or other jurisdiction         (Commission                (IRS Employer
      of incorporation)              File Number)            Identification No.)

               680 North Lake Shore Drive, Chicago, Illinois 60611 (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (312) 751-8000

                                   ----------

                                 Not applicable.

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         (Former name or former address, if changed since last report.)

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                                EXPLANATORY NOTE

      The sole purpose of this report is to provide the means for incorporation by reference of the contents of Exhibit 99 hereto into the Registration Statement on Form S-4 (File Nos. 333-105386 et al.), as amended, relating to PEI Holdings, Inc.'s 11% Senior Secured Notes due 2010 and guarantees thereof by Playboy Enterprises, Inc. and certain of its subsidiaries. Exhibit 99 hereto contains consolidated financial statements of Playboy TV International, LLC and an independent auditor's report thereon, which items were previously filed as
Exhibit 99 to Playboy Enterprises, Inc.'s annual report on Form 10-K for the fiscal year ended December 31, 2001.

Item 7. Financial Statements and Exhibits.

      (c) Exhibits.

      Exhibit Number    Description
      --------------    -----------

      23                Consent of Deloitte & Touche LLP.

      99 Playboy TV International, LLC consolidated financial statements as of and for the years ended December 31, 2000 and 2001.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2003                         PLAYBOY ENTERPRISES, INC.


                                            By: /s/ Howard Shapiro
                                                ------------------------------
                                                Howard Shapiro
                                                Executive Vice President, Law
                                                   and Administration, General
                                                   Counsel and Secretary

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                                  EXHIBIT INDEX

Exhibit Number          Description
--------------          -----------

23                      Consent of Deloitte & Touche LLP.

99 Playboy TV International, LLC consolidated financial statements as of and for the years ended December 31, 2000 and 2001.